                                                                   EXHIBIT 99(A)

                  UNAUDITED QUARTERLY FINANCIAL STATEMENTS OF
                           FIRSTBANCORPORATION, INC.
                              AS OF MARCH 31, 1999

                                 BALANCE SHEETS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                      AT MARCH 31,   AT DECEMBER 31,
                                                          1999            1998
                                                      ------------   ---------------
                                       ASSETS
Cash and amounts due from banks.....................    $  5,154        $  4,089
Interest bearing overnight deposits.................       5,570           4,665
Securities available-for-sale.......................      12,133          11,165
Loans available-for-sale............................       1,464           1,740
Loans...............................................      82,792          83,443
  Less allowance for loan losses....................        (901)           (860)
                                                        --------        --------
  Net loans.........................................      81,891          82,583
                                                        --------        --------
Premises and equipment..............................       1,864           1,932
Accrued interest receivable.........................         538             596
Real estate owned-acquired through foreclosure......          28              40
Deferred tax asset..................................         337             337
Other assets........................................         658             346
                                                        --------        --------
  Total assets......................................    $109,637        $107,494
                                                        ========        ========
                        LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Deposits..........................................    $ 89,171        $ 87,753
  Federal Home Loan Bank advances...................       4,250           4,250
  Other borrowed funds..............................       2,100           2,100
  Amounts due to depository institutions............         133             490
  Advances from borrowers for taxes and insurance...          50              85
  Accrued interest payable..........................         269             280
  Expenses payable..................................         149             166
  Other liabilities.................................         791             245
                                                        --------        --------
     Total liabilities..............................    $ 96,913        $ 95,369
                                                        --------        --------
Stockholders' Equity
Preferred stock -- $.01 par value; shares
  authorized -- 1,000,000, issued and
  outstanding -- none
Common stock -- $.01 par value; shares authorized --
  3,000,000, issued and
  outstanding -- 963,325 -- 3/31/99;
  887,637 -- 12/31/98...............................    $     10        $      9
Additional paid-in capital..........................      10,129           9,623
Accumulated other comprehensive loss: Unrealized
  loss on securities available-for-sale, net of
  applicable deferred income taxes..................         (21)            (13)
Retained earnings...................................       2,606           2,506
                                                        --------        --------
     Total stockholders' equity.....................    $ 12,724        $ 12,125
                                                        --------        --------
     Total liabilities and stockholders' equity.....    $109,637        $107,494
                                                        ========        ========

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

                           FIRSTBANCORPORATION, INC.

            CONSOLIDATED STATEMENTS OF INCOME FOR THE PERIODS ENDED
                            MARCH 31, 1999 AND 1998
                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE     THREE
                                                              MONTHS    MONTHS
                                                               ENDED     ENDED
                                                              3/31/99   3/31/98
                                                              -------   -------
Interest income
Interest on mortgage loans..................................  $  946    $1,091
Interest on other loans.....................................     842       720
Interest on investments.....................................     233        72
                                                              ------    ------
  Total interest income.....................................   2,021     1,883
Interest expense
Interest on deposits........................................     764       800
Interest on FHLB advances...................................      99        31
                                                              ------    ------
  Total interest expense....................................     863       831
Net interest income.........................................   1,158     1,052
                                                              ------    ------
Provision for loan losses...................................      54        45
                                                              ------    ------
Net interest income after provision for loan losses.........   1,104     1,007
Noninterest income
Service charges on deposit accounts.........................     155       154
Other noninterest income....................................     129        96
                                                              ------    ------
  Total noninterest income..................................     284       250
Noninterest expenses
Compensation and benefits...................................     571       440
Occupancy...................................................     187       137
Data processing.............................................      41        32
Other noninterest expenses..................................     419       252
                                                              ------    ------
  Total noninterest expenses................................   1,218       861
Net income before taxes.....................................     170       396
                                                              ------    ------
Income tax expense..........................................      71       156
                                                              ------    ------
  Net income................................................  $   99    $  240
                                                              ======    ======
Net income per share -- basic...............................  $ 0.11    $ 0.35
                                                              ======    ======
Net income per share -- diluted.............................  $ 0.11    $ 0.33
                                                              ======    ======

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

                           FIRSTBANCORPORATION, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
         FOR THE THREE MONTHS ENDING MARCH 31, 1999 AND MARCH 31, 1998
                       (UNAUDITED)(DOLLARS IN THOUSANDS)

                                                                           ACCUMULATED
                                                                              OTHER
                                                  ADDITIONAL              COMPREHENSIVE       TOTAL
                               COMMON    COMMON    PAID-IN     RETAINED      INCOME       STOCKHOLDERS'
                               SHARES    STOCK     CAPITAL     EARNINGS      (LOSS)          EQUITY
                               -------   ------   ----------   --------   -------------   -------------
Balances at December 31,
  1997.......................  690,323    $ 7      $ 6,249      $1,740        $(15)          $ 7,981
Comprehensive income:
  Net income.................                                      240                           240
Other comprehensive income
  (loss) net of tax:
Unrealized loss on securities
  available for sale.........                                                    6                 6
                                                                                             -------
Comprehensive income.........                                      240           6               246
                                                                ------        ----           -------
Stock options exercised......   2,425                   26                                        26
Balances at March 31, 1998...  692,748    $ 7      $ 6,275      $1,980        $( 9)          $ 8,253
                               =======    ===      =======      ======        ====           =======
Balances at December 31,
  1997.......................  887,637    $ 9      $ 9,623      $2,506        $(13)          $12,125
Comprehensive income:
  Net income.................                                       99                            99
Other comprehensive income,
  net of tax:
Unrealized gain on securities
  available for sale.........                                                   (8)               (8)
                                                                                             -------
Comprehensive income.........                                       99          (8)               91
                                                                ------        ----           -------
Stock options exercised......  75,688       1          507                                       508
Balances at March 31, 1999...  963,325    $10      $10,130      $2,605        $(21)          $12,724
                               =======    ===      =======      ======        ====           =======

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

                           FIRSTBANCORPORATION, INC.

                 STATEMENTS OF CASH FLOWS FOR THE PERIODS ENDED
                            MARCH 31, 1999 AND 1998
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                              THREE MONTHS   THREE MONTHS
                                                                 ENDED          ENDED
                                                                3/31/99        3/31/98
                                                              ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................    $    99        $   240
Adjustments to reconcile net income to cash provided (used)
  by operating activities:
Amortization of deferred loan fees..........................        (34)            (4)
Provision for loan losses...................................         54             45
Depreciation and amortization...............................         96             71
Deferred income taxes.......................................          0              9
Decrease(increase) in interest receivable...................         57             19
Decrease (increase) in other assets.........................       (231)           139
Originations of loans sold to investors.....................     (5,972)        (4,953)
Proceeds from sales of loans to investors...................      5,972          4,953
Disbursements on loans serviced for others..................     (1,992)          (628)
Receipts on loans serviced for others.......................      1,917            547
(Increase) decrease in real estate loans held for sale......        276         (1,249)
Increase (decrease) in accrued interest payable.............        (12)            48
(Increase) decrease in expenses payable.....................         69            (53)
Increase (decrease) in other liabilities....................        314            (11)
                                                                -------        -------
Net cash provided (used) by operating activities............        613           (827)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of securities available-for-sale...................     (5,137)             0
Maturities and repayments of securities
  available-for-sale........................................      4,169             82
Loans originated or acquired, net...........................        771          1,265
Proceeds from the sale of foreclosed real estate............         12              0
Capital expenditures........................................        (34)           (13)
                                                                -------        -------
  Net cash provided (used) for investing activities.........       (219)         1,334
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in non interest-bearing demand
  accounts..................................................      2,198           (292)
Increases in Now, Money Market and Savings accounts.........      1,012          4,098
Increase (decrease) in certificates of deposit, net.........     (1,805)           450
Repayment of Federal Home Loan Bank advances................          0         (4,200)
Increase in amounts due to depository institutions..........       (301)          (128)
Increase (decrease) in advances from borrowers for taxes and
  insurance.................................................        (35)            18
Stock issuance costs........................................          0            (18)
Proceeds from stock options exercised.......................        508             26
                                                                -------        -------
Net cash provided (used) by financing activities............      1,577            (46)
                                                                -------        -------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS........      1,971           (461)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD..............      8,754          6,096
                                                                -------        -------
CASH AND CASH EQUIVALENTS, END OF PERIOD....................    $10,724        $ 6,557
                                                                =======        =======
CASH PAID DURING THE PERIOD:
  Interest paid on deposits and borrowings..................    $   883        $   783
                                                                =======        =======
  Income tax paid...........................................    $   131        $    28
                                                                =======        =======

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

                           FIRSTBANCORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. On October 31, 1995, FirstBank, N.A. ("Bank"), (formerly The Savings Bank of Beaufort County, FSB) reorganized as a wholly-owned subsidiary of FirstBancorporation, Inc. ("Company"). As a result of the reorganization, each issued and outstanding share of common stock, $5.00 par value per share, of the Bank was converted into one share of common stock, $.01 par value per share, of the Company. On September 1, 1998 the Company opened FirstBank of the Midlands, National Association (FBM) after receiving all regulatory approvals. The Company's principal business is its investment in the two banks. On March 4, 1999, the Company entered into a definitive merger agreement with First National Corporation in which First National will exchange 1.222 shares of its common stock outstanding for each share of FirstBancorporation common stock outstanding in a transaction which will be accounted for as a pooling of interests.

2. The unaudited interim consolidated financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the results for the reported interim periods. Such adjustments are of a normal recurring nature. The interim consolidated financial statements, including related notes, should be read in conjunction with the consolidated financial statements for the year ended December 31, 1998 appearing in the 1998 Annual Report of FirstBancorporation, Inc. on Form 10-KSB. The results of operations for the period ended March 31, 1999 are not necessarily indicative of the results of operations for the full year.

3. Earnings Per Share -- Basic earnings per common share are calculated on the basis of the weighted average number of shares outstanding during the year. Diluted earnings per common share include stock options which have been granted but not exercised. Average basic shares outstanding for the three month periods ending March 31, 1999 and 1998 totaled 911,184 shares and 692,155 shares respectively. Average diluted shares outstanding for the three month periods ended March 31, 1999 and 1998 totaled 919,467 and 736,716 shares respectively.

4. Loan Commitments -- At March 31, 1999, the Bank had total unused loan commitments outstanding of $12,748,000 which were comprised of construction and commercial unfunded lines of $5,550,000, unfunded consumer lines of credit of $6,888,000 and letters of credit issued totaling $310,000. In the normal course of business, the Bank issues loan commitments to customers at market rates of interest. The Company's general practice is to obtain investor commitments for fixed rate loans at the time of commitment. At March 31, 1999, all fifteen to thirty year fixed rate residential loan commitments were covered by commitments from investors for purchase.

5. Statement of Cash Flows -- For the purposes of reporting cash flows, cash and cash equivalents include cash, interest-bearing overnight deposits and other short-term investments with original maturities of 90 days or less.

6. FirstBank of the Midlands, National Association was granted regulatory authority to open for business on September 1, 1998. FBM is located at 1900 Assembly Street, Columbia, South Carolina. The Company acquired all of the common stock of FBM for $5.0 million. The acquisition of FBM's common stock was funded from the proceeds of the sale of additional common stock of the Company and a loan from an unaffiliated commercial bank.

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